OLD WESTBURY FUNDS, INC.

(the “Corporation”)

Old Westbury Global Small & Mid Cap Fund

Old Westbury Global Opportunities Fund

(each, a “Fund” and together, the “Funds”)

Supplement Dated December 12, 2013 to the
Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2013, as supplemented

This supplement provides notice of certain changes to and additional information beyond that contained in the Prospectus and the SAI and should be read in conjunction with the Prospectus and the SAI.

Old Westbury Global Small & Mid Cap Fund

At a meeting of the Board of Directors (the “Board”) of the Corporation held on December 3, 2013, the Board approved a change in the Fund’s name from Old Westbury Global Small & Mid Cap Fund to Old Westbury Small & Mid Cap Fund. Certain revisions to the Funds’ investment strategies are also being made. These changes will become effective on January 1, 2014.

Accordingly, effective as of January 1, 2014:

•	All references to “Global Small & Mid Cap Fund” are replaced by references to “Small & Mid Cap Fund”; and
•	The following is deleted from the Fund’s Prospectus under the heading “Principal Investment Strategies” in the section entitled “FUND SUMMARIES - Old Westbury Global Small & Mid Cap Fund” on page 10:

The Fund invests at least 80% of its total assets in at least three countries, and may invest 50% or more of its assets in a single country. Emerging-market companies may represent up to 33% of the Fund’s assets.

Old Westbury Global Opportunities Fund

At the meeting on December 3, 2013, the Board approved a change in the Fund’s name from Old Westbury Global Opportunities Fund to Old Westbury Strategic Opportunities Fund. Certain revisions to the Funds’ investment strategies are also being made. In addition, the Board approved a change to the Fund’s primary benchmark from the S&P Global LargeMidCap Index (Gross) to the S&P Global Broad Market Index (Net). The Fund also will add, as a secondary benchmark, a blended benchmark consisting of a 60% weighting in the S&P Global Broad Market Index (Net) and a 40% weighting in the Bank of America Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index (Net). These changes will become effective on January 1, 2014.

Accordingly, effective as of January 1, 2014:

•	All references to “Global Opportunities Fund” are replaced by references to “Strategic Opportunities Fund”;
•	The following is deleted from the Fund’s Prospectus under the heading “Principal Investment Strategies” in the section entitled “FUND SUMMARIES - Old Westbury Global Opportunities Fund” on page 14:

The Fund, as a general matter, intends to invest its assets in at least three countries, one of which may be the U.S., and to have at least 40% of its assets invested outside the U.S. However, based on the global opportunistic investment focus of the Fund, the Fund may be invested in a smaller number of countries and have a lesser percentage of its assets outside the U.S.

•	The paragraph under the heading “Performance Information” in the section entitled “FUND SUMMARIES - Old Westbury Global Opportunities Fund” on page 16 is deleted in its entirety and replaced with the following:

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index. On January 1, 2014, the Fund changed its primary benchmark from the S&P Global LargeMidCap Index (Gross) to the S&P Global Broad Market Index (Net) to more closely reflect the Fund’s current investment strategy. In addition, effective January 1, 2014, the Fund also compares its performance to a blended benchmark, as a secondary benchmark, consisting of a 60% weighting in the S&P Global Broad Market Index (Net) and a 40% weighting in the Bank of America Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index (Net) (the “Blended Index”). The Net version of each index reflects no deductions for fees, expenses or income taxes. The Gross version of the index reflects no deductions for fees, expenses or income and withholding taxes. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

•	The following lines are added to the table under the heading “Average Annual Total Returns (for the periods ended 12/31/12)” in the section entitled “FUND SUMMARIES - Old Westbury Global Opportunities Fund - Performance Information” on page 16:

	1 Year	5 Years	Since Inception (11/28/07)
S&P Global Broad Market Index (Net) (reflects no deduction for fees, expenses or income taxes)	16.52%	(0.78)%	(0.35)%
Blended Index (Net) (reflects no deduction for fees, expenses or income taxes)	11.31%	2.00%	2.22%

Shareholders should retain this supplement for future reference.

A21-SUPP1213	Old Westbury Funds, Inc.